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                                                               EX-99.B(h)(5)(ix)

                                   AMENDMENT
                                       TO
                            PARTICIPATION AGREEMENT

This Amendment (the "Amendment") is made and entered into as of September 3, 2002 by and among Principal Life Insurance Company, an Iowa corporation ("Company"), Wells Fargo Variable Trust, an open-ended diversified management investment company organized under the laws of the State of Delaware (the "Trust"), and Stephens Inc., an Arkansas corporation (the "Underwriter"), (Trust, Underwriter, Company collectively, the "Parties") in order to modify that certain Participation Agreement entered into by the Parties as of May 1, 2002 (the "Agreement").

The Parties agree to amend the Agreement as follows:

1. Appendix A of this Agreement is hereby amended to include the New Benefit Variable Universal Life (BVUL) product.

2. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

Acknowledged and agreed by:

WELLS FARGO VARIABLE      STEPHENS INC.                  PRINCIPAL LIFE
TRUST                                                    INSURANCE COMPANY


By: /s/ C. David Messman  By: /s/ Richard H. Blank, Jr.  By:  /s/ Sara Wiener
   ---------------------     --------------------------     --------------------
Name: C. David Messman    Name: Richard H. Blank, Jr.    Name: Sara Wiener
Title: Secretary          Title: Vice President          Title: Assistant
                                                                Director

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                                    AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT

This Amendment (the "Amendment") is made and entered into as of January 8, 2003 by and among Principal Life Insurance Company, an Iowa corporation ("Company"), Wells Fargo Variable Trust, an open-ended diversified management investment company organized under the laws of the State of Delaware (the "Trust"), and Stephens Inc., an Arkansas corporation (the "Underwriter"), (Trust, Underwriter, Company collectively, the "Parties") in order to modify that certain Participation Agreement entered into by the Parties as of May 1, 2002 (the "Agreement").

The Parties agree to amend the Agreement as follows:

1. Appendix A of the Agreement is hereby amended to include the New Principal Variable Universal Life Accumulator II product.

2. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

Acknowledged and agreed by:

WELLS FARGO VARIABLE      STEPHENS INC.                  PRINCIPAL LIFE
TRUST                                                    INSURANCE COMPANY


By: /s/ C. David Messman  By: /s/ Richard H. Blank, Jr.  By: /s/ David House
   ---------------------     --------------------------     --------------------
Name: C. David Messman    Name: Richard H. Blank, Jr.    Name: David House
Title: Secreatary         Title: Vice President          Title: Assistant
                                                                Director

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                                   APPENDIX A

                  SEPARATE ACCOUBNTS AND ASSOCIATED CONTRATCS

Principal Life Insurance Company          Principal Life Insurance Company
Separate Account B                        Variable Life Separate Account
--------------------------------------    --------------------------------------

(1) The Principal Variable Annuity        (1) PrinFlex Life Variable Life
                                          Insurance

(2) Principal Freedom Variable Annuity    (2) Survivorship Variable Universal
                                          Life Insurance

                                          (3) Flexible Variable Life Insurance

                                          (4) Principal Variable Universal Life
                                          Accumulator

                                          (5) Executive Variable Universal Life
                                          Accumulator

                                          (6) Benefit Variable Universal Life
                                          Accumulator

                                          (7) Principal Variable Universal Life
                                          Accumulator II

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